UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2020

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.18 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountants

On March 5, 2020, Hallmark Financial Services, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective immediately. BDO’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2018, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company’s board of directors (the “Audit Committee”).

During the two fiscal years ended December 31, 2018, and the subsequent interim periods through the filing of the Company’s Form 10-Q for the quarter ended September 30, 2019, there were no disagreements (as defined in Item 3.04 of Regulation S-K) between the Company and BDO. Subsequently, a disagreement arose regarding certain matters related to (a) the Company’s processes for estimating reserves for unpaid losses and loss adjustment expenses, (b) the resulting potential impact on the Company’s assessment of the associated internal controls over financial reporting, and (c) the resulting potential impact on recorded amounts of those reserves, all as of the quarter ended September 30, 2019, and the year ended December 31, 2019. The Audit Committee has discussed the subject matter of the disagreement with BDO and has authorized BDO to respond fully to the inquiries of any successor independent registered public accounting firm concerning the subject matter of such disagreement.

The Company has provided BDO with a copy of the disclosures contained in this Form 8-K and has requested that BDO furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter will be attached as an exhibit to an amendment to this Form 8-K.

Item 7.01 Regulation FD Disclosure

As a result of the dismissal of BDO as its independent auditors, the Company does not expect to timely file its Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: March 11, 2020	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Financial Officer